Exhibit 99.1

STOCK REPURCHASE AGREEMENT

THIS STOCK REPURCHASE AGREEMENT (this “Agreement”) is entered into as of April 15, 2025, by and among Cal-Maine Foods, Inc., a Delaware corporation (the “Company”), Adolphus B. Baker, Dinnette Adams Baker, Luanne Adams, Nancy Adams Briggs and Laurel Adams Krodel (the “Selling Stockholders”). Each of the Company and the Selling Stockholders are sometimes individually referred to as a “Party” and collectively as the “Parties.”

WHEREAS, the Selling Stockholders, the Company and Goldman Sachs & Co. LLC, as the underwriter, have entered into an Underwriting Agreement with respect to an underwritten offering (the “Offering”) by the Selling Stockholders of certain shares of common stock, par value $0.01 per share, of the Company (“Common Stock”);

WHEREAS, the Selling Stockholders desire to sell, and the Company desires to repurchase, contingent on the closing of the Offering, a certain number of shares of Common Stock, on the terms and subject to the conditions contained in this Agreement (the “Stock Repurchase”);

WHEREAS, the board of directors of the Company (the “Board”) formed a special committee of the Board (the “Special Committee”), consisting solely of disinterested and independent directors, to determine whether to authorize and to negotiate the terms of the Stock Repurchase;

WHEREAS, the Special Committee has approved the Stock Repurchase and related transactions that may be required in connection with the Stock Repurchase;

WHEREAS, the Board, acting on the approval and recommendation of the Special Committee, has approved the Stock Repurchase; and

WHEREAS, it is the intention of the Parties that, as a repurchase by the issuer of the Common Stock, the Stock Repurchase is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Stock Repurchase.

(a) Purchase and Sale. The Company hereby agrees to repurchase from each Selling Stockholder, and each Selling Stockholder hereby agrees to sell and deliver, or cause to be delivered to the Company, the number of shares of Common Stock (the “Shares”) set forth opposite such Selling Stockholder’s name on Appendix I attached hereto under the heading “Repurchase Shares” for a purchase price of $90.60 per Share (the “Purchase Price”), at the Closing (as defined below), in each case, upon the terms and subject to the conditions set forth in this Agreement.

(b) Closing Conditioned on the Closing of the Offering. The obligations of the Selling Stockholders to sell and deliver the Shares and of the Company to repurchase the Shares, in each case as provided herein, shall be subject to the prior or substantially concurrent closing of the Offering. If the conditions specified in this Section (b) are not satisfied by April 18, 2025, this Agreement shall automatically terminate without liability on the part of any party to any other party, except that the provisions of Section 6 shall survive such termination.

(c) Closing. Subject to the terms and conditions of this Agreement and the delivery of the deliverables contemplated by Section 1(d) of this Agreement, the closing of the sale of the Shares (the “Closing”) will take place as promptly as practicable following the signing of this Agreement, via the electronic exchange of deliverables, but in no event later than April 18, 2025 unless otherwise agreed upon in writing by the parties.

(d) Closing Deliveries and Actions. At or prior to the Closing, each Selling Stockholder shall deliver, or cause to be delivered, to the Company, or as instructed by the Company: (i) duly executed stock powers or instruction letters relating to such Selling Stockholder’s Shares; and (ii) written wire transfer instructions relating to the Company’s payment of the aggregate Purchase Price payable to such Selling Stockholder. At the Closing, the Company shall deliver, or cause to be delivered to each Selling Stockholder, the proceeds set forth opposite such Selling Stockholder’s name on Appendix I under the heading “Proceeds” by wire transfer of immediately available funds in accordance with such Selling Stockholder’s written wire transfer instructions.

2. Representations of the Company. The Company represents and warrants to the Selling Stockholders that, as of the date hereof and at the Closing:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Company has the full power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(c) This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that (i) such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting creditors’ rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceedings thereof may be brought.

(d) The compliance by the Company with this Agreement and the consummation of the transactions contemplated in this Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except, in the case of this clause (i) for such defaults, breaches, or violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (as defined below), (ii) the certificate of incorporation or bylaws (or other applicable organizational document) of the Company or any of its subsidiaries, or (ii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement. As used in this Agreement, “Material Adverse Effect” shall mean any material adverse change or effect, or any development involving a prospective material adverse change or effect, in or affecting (x) the business, properties, general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, or (y) the ability of the Company to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement.

(e) The Company acknowledges that it has not relied upon any express or implied representations or warranties of any nature made by or on behalf of the Selling Stockholders, whether or not any such representations, warranties or statements were made in writing or orally, except as expressly set forth for the benefit of the Company in this Agreement.

3. Representations of the Selling Stockholder. Each Selling Stockholder, severally and not jointly, represents and warrants to the Company that, as of the date hereof and at the Closing:

(a) Such Selling Stockholder has the full power and authority to execute, deliver and carry out the terms and provisions of this Agreement and consummate the transactions contemplated hereby.

(b) This Agreement has been duly and validly executed and delivered by such Selling Stockholder, and constitutes a legal, valid and binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, except to the extent that (i) such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws now or hereafter in effect affecting creditors’ rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

(c) The sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or any property or assets of such Selling Stockholder; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement and the consummation by such Selling Stockholder of the transactions contemplated by this Agreement in connection with the Shares to be sold by such Selling Stockholder hereunder.

(d) Such Selling Stockholder has valid and unencumbered title, free and clear of any and all liens, claims, charges, pledges, encumbrances and security interests, to the Shares to be sold by such Selling Stockholder hereunder, as set forth on Appendix I. At Closing, such Selling Stockholder will have valid and unencumbered title free and clear of any and all liens, claims, charges, pledges, encumbrances and security interests, to the Shares to be sold by such Selling Stockholder hereunder. At the Closing, valid title to the Shares shall vest with the Company, free and clear of any and all liens, claims, charges, pledges, encumbrances and security interests other than those existing under applicable securities laws and those created by the Company or any of its affiliates.

(e) There is no action, suit, proceeding, claim, arbitration, litigation or investigation, pending or, to the knowledge of such Selling Stockholder, threatened in writing against such Selling Stockholder that, if adversely determined, would prevent the consummation of the transaction contemplated by this Agreement. There is no action, suit, proceeding, claim, arbitration, litigation or investigation by such Selling Stockholder pending or threatened against any other person relating to the Shares owned by such Selling Stockholder.

(f)   Neither the Company nor any of its representatives has been requested to or has provided such Selling Stockholder with any information or advice with respect to the Shares nor is such information or advice necessary or desired.

(g) Such Selling Stockholder acknowledges and understands that the Company may possess material nonpublic information that is not known to such Selling Stockholder that may impact the value of the Shares, and that the Company is not disclosing any information to such Selling Stockholder. Such Selling Stockholder understands, based on its experience, the disadvantage to which such Selling Stockholder is subject due to the disparity of information between the Company and such Selling Stockholder but nevertheless desires to enter into this transaction as a means to sell the Shares in a single large transaction rather than engage in sales in the open market over an extended period of time. Such Selling Stockholder agrees that the Company and its directors, officers, employees and agents shall have no liability to such Selling Stockholder, their affiliates, principals, stockholders, partners, employees, agents, grantors or beneficiaries, whatsoever due to or in connection with the Company’s use or non-disclosure of any such information or otherwise as a result of the transaction contemplated by this Agreement, and such Selling Stockholder hereby irrevocably waives any claim that it might have based on the failure of the Company to disclose such information.

(h) Such Selling Stockholder (either alone or together with its advisors) has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the transaction contemplated by this Agreement. Such Selling Stockholder is entering into this Agreement with a full understanding of all of the terms, conditions and risks and willingly assumes those terms, conditions and risks. Such Selling Stockholder has received (through electronic access on EDGAR) and carefully reviewed the Company’s Annual Report on Form 10-K for the fiscal year ended June 1, 2024, all subsequent public filings of the Company with the Securities and Exchange Commission, other publicly available information regarding the Company, and such other information that it and its advisers deem necessary to make its decision to enter into this Agreement and consummate the transactions contemplated hereby. Such Selling Stockholder has evaluated the merits and risks of the transactions under this Agreement based exclusively on its own independent review and consultations with such investment, legal, tax, accounting and other advisers as it deemed necessary, and has made its own decision concerning such transaction without reliance upon any express or implied representations or warranties of any nature made by or on behalf of the Company, whether or not any such representations, warranties or statements were made in writing or orally, except as expressly set forth for the benefit of such Selling Stockholder in this Agreement.

(i)    The Company is relying on such Selling Stockholder’s representations, warranties, acknowledgments and agreements in this Agreement as a condition to proceeding with the transaction contemplated hereby, and without such representations, warranties and agreements, the Company would not enter into this Agreement or engage in such transaction.

4. Indemnification. Each party (the “Indemnifying Party”) shall indemnify, defend and hold harmless the other party and its affiliates and their respective representatives (the “Indemnified Party”) from and against any and all costs, expenses (including reasonable attorney’s fees), judgements, fines and losses incurred or sustained by, or imposed upon the Indemnified Party based upon, arising out of, with respect to or by reason of: (a) any inaccuracy in or breach of any of the representations or warranties of the Indemnifying Party contained in this Agreement or in any certificate or instrument delivered by or on behalf of the Indemnifying Party pursuant to this Agreement; and (b) any breach or non-fulfillment of any covenant, agreement or obligation to be performed by the Indemnifying Party pursuant to this Agreement.

5. Notices. All notices, requests, demands or other communications that are required or may be given pursuant to the terms of this Agreement must be in writing and will be deemed to have been duly given: (a) on the date of delivery, if personally delivered by hand; (b) upon the date scheduled for delivery, if such notice is sent by a nationally recognized overnight-express courier or (c) upon written confirmation of receipt by the recipient of such notice (including any automatic confirmation that is received), if transmitted by electronic mail:

To the Selling Stockholders:

Adolphus B. Baker, Attorney-in-Fact

c/o Cal-Maine Foods, Inc.

1052 Highland Colony Pkwy, Suite 200

Ridgeland, MS 39157

Email: [***]

With a copy to (which shall not constitute notice):

Whalen LLP

4701 Von Karman Avenue, Suite 325

Newport Beach, CA 92660

Attention: Michael Whalen

Email: [***]

To the Company:

Cal-Maine Foods, Inc.

1052 Highland Colony Pkwy, Suite 200

Ridgeland, MS 39157

Attention: Robert L. Holladay, Jr., Vice President and General Counsel

Email: [***]

With a copy (which shall not constitute notice):

Sidley Austin LLP

1000 Louisiana Street, Suite 5900

Houston, TX 77002

Attention: J. Mark Metts

Email: [***]

or at such other address or electronic mail address, as applicable, as may have been specified by like notice.

6. Miscellaneous.

(a) Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby until the expiration of the applicable statute of limitations.

(b) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal, or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed, and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(c) Entire Agreement. This Agreement (including Appendix I) constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties pertaining to the subject matter hereof.

(d) Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. This Agreement, and any and all agreements and instruments executed and delivered in accordance herewith, to the extent signed and delivered by means of facsimile or other electronic format or signature (including email, “pdf,” “tif,” “jpg,” DocuSign and Adobe Sign), shall be treated in all manner and respects and for all purposes as an original signature and an original agreement or instrument and shall be considered to have the same legal effect, validity and enforceability as if it were the original signed version thereof delivered in person.

(e) Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by either party without the prior written consent of the other party. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Selling Stockholders and the Company and their respective successors and assigns.

(f) No Third Party Beneficiaries or Other Rights. Other than releases provided to third parties, this Agreement is for the sole benefit of the parties and their successors and permitted assigns and nothing herein express or implied shall give or shall be construed to confer any legal or equitable rights or remedies to any person other than the parties to this Agreement and such successors and permitted assigns.

(g) Governing Law. This Agreement and any transaction contemplated by this Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws that would results in the application of any other law than the laws of the State of New York. The Company and the Selling Stockholders agree that any suit or proceeding arising in respect of this Agreement or any transaction contemplated by this Agreement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company and each Selling Stockholder agrees to submit to the jurisdiction of, and to venue in, such courts.

(h) Waiver of Jury Trial. The Company and each Selling Stockholder each hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(i) Mutuality of Drafting. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of the Agreement.

(j) Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance or other injunctive relief in order to enforce, or prevent any violations of, the provisions of this Agreement.

(k) Amendment and Waiver. The provisions of this Agreement may be amended or waived only with the prior written consent of the Company and each Selling Stockholder.

(l) Expenses. Except as provided in Section 4, each of the Company, on the one hand, and the Selling Stockholders, on the other hand, shall bear their respective own expenses in connection with the drafting, negotiation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(m) Termination. This Agreement may be terminated by the Company, on the one hand, or Adolphus Baker, as attorney-in-fact for the Selling Stockholders, on the other hand, if: (i) the Closing has not occurred by April 18, 2025, (ii) there is a law, rule or order that makes the transactions contemplated by this Agreement illegal or otherwise prohibited, or (iii) the Company, on the one hand, or any Selling Stockholder, on the other hand, has breached its representations, warranties or covenants under this Agreement. The provisions of this Section 6 shall survive any termination.

[Signature Page Follows; Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Stock Repurchase Agreement as of the date first written above.

CAL-MAINE FOODS, INC.

By:	/s/ Max P. Bowman
Max P. Bowman
Vice President and Chief Financial Officer

SELLING STOCKHOLDERS:

By:	/s/ Adolphus B. Baker
Adolphus B. Baker
As Attorney-in-Fact acting on behalf of each
of the Selling Stockholders

[Signature Page to Stock Repurchase Agreement]

APPENDIX I

Selling Stockholder	Repurchase Shares	Proceeds
Adolphus B. Baker	21,926	$1,986,495.60
Dinnette Adams Baker	179,344	$16,248,566.40
Luanne Adams	147,401	$13,354,530.60
Nancy Adams Briggs	93,786	$8,497,011.60
Laurel Adams Krodel	109,419	$9,913,361.40